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SKILLSOFT CORPORATION

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+ Leader in Corporate e-Learning

Safe Harbor This presentation will contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding financial projections of the combined company and of SmartForce and SkillSoft on standalone bases, expected synergies, the effect of the merger on long-term customer and shareholder value, the ability to grow revenues and profits, the return on training investments for the companies' customers, timing of closing, industry ranking, execution of integration plans, management and organizational structure, the name of the combined company, and the tax effect to the shareholders of both companies. All forward-looking statements in this release are subject to risks, uncertainties and assumptions that could cause actual results or events to differ materially from those contained in the forward-looking statements. The factors that could cause actual results or events to differ include, but are not limited to, the possibility that the market for the sale of certain products and services may not develop as expected, that development of these products and services may not proceed as planned, that the transaction does not close, that the companies may be required to modify aspects of the transaction to achieve regulatory approval, that prior to the closing of the proposed merger, the businesses of the companies suffer due to uncertainty, that the parties opt for a different name for the combined company or that the parties are unable to transition customers, successfully execute their integration strategies, or achieve planned synergies. Additional factors that could cause actual results or events to differ materially from those in the forward-looking statements are included in SmartForce's and SkillSoft's filings with the Securities and Exchange Commission, specifically SmartForce's annual report on Form 10-K for the year ended December 31, 2001, SkillSoft's quarterly report on Form 10-Q for the quarter ended April 30, 2002, and subsequently filed reports. The forward-looking information provided by SmartForce and SkillSoft in this presentation represents SmartForce's and SkillSoft's views as of June 10, 2002. SmartForce and SkillSoft anticipate that subsequent events and developments may cause these views to change. However, while SmartForce and SkillSoft may elect to update this forward-looking information at some point in the future, SmartForce and SkillSoft specifically disclaim any obligation to do so. This forward- looking information should not be relied upon as representing SmartForce's or SkillSoft's views at any date subsequent to the date of this presentation.

Safe Harbor (cont.) SmartForce intends to file a registration statement on Form S-4 in connection with the transaction, and SmartForce and SkillSoft intend to mail a joint proxy statement/prospectus to their respective stockholders in connection with the transaction. Investors and security holders of SmartForce and SkillSoft are urged to read the joint proxy statement/prospectus when it becomes available because it will contain important information about SmartForce, SkillSoft and the transaction. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when it is available) at the SEC's web site at www.sec.gov. A free copy of the joint proxy statement/prospectus may also be obtained from SmartForce or SkillSoft. SmartForce and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of SmartForce and SkillSoft in favor of the transaction. SkillSoft and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of SmartForce and SkillSoft in favor of the transaction. Information regarding SmartForce's directors and executive officers is contained in SmartForce's Form 10-K for the year ended December 31, 2001, as amended, which is filed with the SEC. As of May 31, 2002, SmartForce's directors and executive officers beneficially owned approximately 4.5 percent of SmartForce's outstanding voting stock. Information regarding SkillSoft's executive officers is contained in SkillSoft's Form 10-K for the year ended January 31, 2002 and its proxy statement dated May 13, 2002, which are filed with the SEC. As of May 31, 2002, SkillSoft's directors and executive officers beneficially owned approximately 43 percent of SkillSoft's outstanding common stock. A description of employment agreements and other interests of the SmartForce and SkillSoft directors and officers will be available in the Registration Statement and the Join Proxy Statement/Prospectus. In addition to the registration statement on Form S-4 to be filed by SmartForce in connection with the transaction, and the joint proxy statement/prospectus to be mailed to the stockholders of SmartForce and SkillSoft in connection with the transaction, each of SmartForce and SkillSoft file annual, quarterly and special reports, proxy and information statements, and other information with the SEC. Investors may read and copy any of these reports, statements and other information at the SEC's public reference rooms located at 450 5th Street, N.W., Washington, D.C., 20549, or any of the SEC's other public reference rooms. Investors should call the SEC at 1-800-SEC-0330 for further information on these public reference rooms. The reports, statements and other information filed by SmartForce and SkillSoft with the SEC are also available for free at the SEC's web site at www.sec.gov. A free copy of these reports, statements and other information may also be obtained from SmartForce or SkillSoft.

Transaction Highlights One of the World's Largest e-Learning Companies Customer Base of More than Half of Global 5000 Wells Fargo, US Army, Minolta, Procter & Gamble, IBM, Coca- Cola, Lockheed Strongest Sales Distribution 250+ Direct Sales People Growing Channel Strategy Critical Mass and Scale 2.8 million Subscribers 8000 Hours Content Detailed Execution Plan Cost Synergies Strong Management Team

The Market: The Training Function

Market Landscape: The Training Function

The Market: Beyond Training

Market Landscape: Beyond Training

Procure Design Develop Manufacture Move Distribute Promote Sell Support Fulfill Support Processes (Finance, HR, Training, etc.) Supplier Customer Beyond Training: Solution Sets New Product Introduction Customer Support Software Rollout Virtual Sales University

Transaction Summary Financial Terms Stock for Stock Merger: 19% Premium to SMTF Effective Price to SMTF: $6.31 Pro Forma Ownership: 58% SMTF / 42% SKIL Expected Closing Q3 CY2002 Financial Impact Fiscal Year End: Jan. 31 Accretive to SMTF Immediately Accretive to SKIL in CY03/FY04 A Leader in Corporate e-Learning + = Legal and Accounting Merger of SKIL into SMTF subsidiary SKIL is Accounting Acquiror Tax-Free Reorganization

Transaction Summary Management Greg Priest Chairman and Chief Strategy Officer (SMTF) Chuck Moran President and Chief Executive Officer (SKIL) Tom McDonald EVP and Chief Financial Officer (SKIL) 3 Additional EVPs from SMTF, 2 Additional from SKIL Board of Directors 3 Directors from Current SMTF Board 3 Directors from Current SKIL Board 1 New Outside Director Originally Nominated by SKIL + = A Leader in Corporate e-Learning Headquarters Corporate Headquarters: Dublin, Ireland N. American Headquarters: Nashua, NH Key Closing Conditions SMTF and SKIL Shareholder Approval Regulatory Approval and Other Customary Conditions

Defined Leadership, Complementary Fit Content Sales Model Customer Penetration Technology Distribution Presence Expansive IT, CRM, Sales Library Leading Direct Sales Organization Strong Penetration in IT Function Leverageable Global Technology Platform Major International Presence Expansive Interpersonal Skills Library Leading Direct Sales Organization Strong Penetration in HR Function Scalable Content Outsourcing Multiple Buying Points within Corporations

: A Leader in IT Content Complete IT Software Development OS & Server Technology Internet & Network Technologies Enterprise DB Systems Web Design Desktop Computer Skills Enterprise Apps SAP Siebel PeopleSoft Oracle Sales and CRM Sales & Marketing Customer Service Business Skills Workplace Effectiveness Business Management Industry Overviews Information Technology Business Skills Professional and Interpersonal One of the Industry's Largest Libraries of IT Content Emerging Library of Business Skills Content

SkillSoft : A Leader in Soft Skills Content

SkillSoft

Information Technology | Business Skills | Professional and Interpersonal

One of the Industry's Largest Libraries of Critical Business Skills Content

Emerging Library of IT Content

A Leader in IT and Professional Referenceware®

IT and Digital Referenceware®
- Desktop / End-User
- Web Development
- IT Pro / Business Pro

Compliance and Safety
- Workplace Safety
- Sexual Harassment

Business Expertise
- Finance
- Marketing
- Strategic Planning
- Operations
- HR
- Industry Foundations
- Financial Svcs.
- Knowledge Mgmt.
- Business Law

Professional and Interpersonal
- Personal Development
- Communication
- Team Building
- Management
- Leadership
- Customer Svc
- Project Mgmt.

SkillSoft 14 SmartForce.

Combined Offering Is Unmatched Complete Employee Base and Life Cycle Coverage Sales and CRM Enterprise Apps Business Expertise Professional and Interpersonal Compliance and Safety Complete IT Digital Referenceware(r) 3,000+ Courses 8,000 Hours Advanced Simulations 25 Languages

One of the Industry's Strongest Distribution Platforms Global 2000 Buying Points Direct Sales Model Quota Carrying Reps Enterprise Account Focus Multi-Year Agreements Strong Renewal Rates Platform One of the Industry's Largest Field Sales Forces Blended Telesales and Support Strategy Presence in 65 Countries 27% in Combined CY01/FY02 Revenues Outside US Emerging Channel Model

Executive Suite Touching All Purchase Points of an Organization Global 2000 Buying Points Penetration Strategy Focus on Upgradeable Contracts to Reduce Sales Cycle Target Multiple Buying Points and Budgets Cross-Sell New Products Into Existing / New Client Relationships Financial Marketing HR R&D / IT Sales BU Head

Strong Cross-Sell Opportunities Complementary Content Areas Minimal Customer Overlap Natural Process for Experienced Sales Reps New Product Introductions (Referenceware(r), Solution Sets) Natural Product Cross-Sale Professional Business IT

The Result: A Clear Market Leader 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 10 10 10 10 10 10 10 10 10 10 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 2,800 Global Customers Balanced Sector Representation Cross Industry Appeal No Significant Customer Concentration Technology Financial Services Aerospace / Defense Software Professional Services Insurance Healthcare Transportation Government Manufacturing

Low Execution Risk Detailed and Focused Integration Plan Experienced Management Teams and Deep Bench Complementary Strategic Fit with Minimal Product Overlap Direct Sales Model is the Key Driver for Both Organizations

Integration Plan Integration Team Leaders Identified Functional Integration Plans Articulated Direct Reports Assigned Specific Responsibility Detailed Plans for Sales Integration and Synergies Realization Focus on Execution and Accountability Specific Timelines, Milestones and Internal Reporting

Strong Management Team Name Title Experience Greg Priest Chairman and Chief Strategy Officer 7 years Chuck Moran President and Chief Executive Officer 17 years Tom McDonald EVP and Chief Financial Officer 16 years Jerry Nine EVP, Content Solutions 12 years Jeff Newton EVP, Complex Solutions 12 years Mark Townsend EVP, Software Development 15 years Colm Darcy EVP, Content Development 10 years Paul Henry EVP, Corporate Marketing and Support 11 years

Financial Highlights Accretive to SMTF Immediately Accretive to SKIL in CY2003 / FY2004 (1/31) Substantial Cost Synergies Identified Additional Revenue Upside Potential From Cross-Sell Opportunity, but not Assumed Well Positioned for Future Growth and Profitability

Standalone Guidance * SMTF EPS Excludes Intangibles Amortization Revenue Range $72-75 $92-97 $180-185 $220-230 Midpoint $74 $95 $183 $225 EPS Range $0.54-0.57 $0.83-0.91 $(0.40)-(0.50)* $0.34-0.42* Midpoint $0.56 $0.87 $(0.45)* $0.38* SMTF Initiates Guidance FY03 FY04 SKIL Reaffirms Guidance CY02 CY03

Accounting and Financial Reporting Impact SKIL to be Accounting Acquiror Under GAAP (FAS 141) Standardize Contract and Accounting Policies Up Front Software Licenses Converted to Subscription Provides Enhanced Visibility and Stability Purchase Accounting Impact (assumes 9/30/02 close) Loss of SMTF Deferred Revenue Creates Intangibles / Non-cash Expense One-time Charge for Transaction-related Expenses Business Realignment De-emphasize Custom Services Commercial Overlap

Combined Company Revenue Buildup SMTF Standalone $48 - 52 (Q4) $220 - 230 SKIL Standalone $72 - 75 $92 - 97 Pre-Adjusted Pro Forma (midpoint) $124 $320 Deferred Revenue ($13) ($25) (Purchase Accounting) Conform Accounting Practices ($8) ($22) Total Non-Cash Adjustments ($21) ($47) Impact of Business Realignment De-emphasize Custom ($1) ($6) Commercial Overlap ($3) ($12) Total Other Adjustments ($4) ($18) Combined Revenue Guidance (midpoint) $99 $255 CY02 / FY03 CY03 / FY04

Pro Forma Cost Synergies Estimated Total Cost Synergies: $70 Million to $75 Million (CY02/FY03 - CY03/FY04) Realization Horizon: Approx. 10% - CY02/FY03 Approx. 90% - CY03/FY04 Targeted Composition $40 Sales and Marketing $12 Research & Development $15 General & Administrative Overlap in Marketing Expenditures Sales Force Integration Planned Development of IT and Business Skills Content Consolidate Learning Delivery Technology Platform Development and Maintenance Facilities Redundant Accounting, Legal, etc. Other Public Company Costs $6 Cost of Sales Cost Savings from De-emphasizing Custom

Combined Company Profit Buildup SMTF Standalone (midpoint) $1 (Q4) $24 SKIL Standalone (midpoint) $10 $18 Revenue Adjustments Accounting (Non-Cash) ($21) ($47) Business Realignment ($4) ($18) Cost Synergies $7 $66 Net Income Impact ($18) $1 Combined Net Income Guidance* ($7) $43 CY02 / FY03 CY03 / FY04 Net Income Assumes 9/30/02 Close * Excludes Transaction-Related Intangibles Amortization and One-Time Charge. Guidance Reflects Approximate Midpoint of Range

* SMTF EPS Excludes Intangibles Amortization * * Excludes Transaction-Related Intangibles Amortization and One-Time Charge. Guidance Reflects Approximate Midpoint of Range Combined Company Profit Buildup Combined Net Income ($7) $43 SMTF Standalone EPS Guidance (midpoint)* ($0.45) $0.38 Pro Forma Combined** ($0.06) $0.39 Accretion / Dilution % 2.6% SKIL Standalone EPS Guidance (midpoint) $0.56 $0.87 Adj. Guidance (@ 0.4224x) $0.24 $0.37 Pro Forma Combined** ($0.06) $0.39 Accretion / Dilution % 5.4% CY02 / FY03 CY03 / FY04 EPS Assumes 9/30/02 Close

The Combined Company: Operating Model Poised for Growth SKIL Last Quarter % Revenue 100% 100% 100% 100 % GM 94% 83% 87% 86-88 % R&D 25% 20% 19% 17-18 % S&M 54% 51% 43% 40-42 % G&A 13% 8% 8% 6-7% % Op. Income 2% 3% 17% 19-25 % SMTF Q4 2001 % CY03 / FY04 Combined % (est) Combined Long-term % (est) Approx. Pro Forma Revenue Growth Target: 20%+ Annually Approx. Pro Forma EPS Growth Target: 30%+ Annually

+ Leader in Corporate e-Learning